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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 23, 2003

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                         FIRST WASHINGTON FINANCIALCORP
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             (Exact name of registrant as specified in its charter)



     New Jersey                      000-32949                   52-2150671
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)               Identification No



US Route 130 & Main Street
Windsor, New Jersey                                      08561
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(Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
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Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.       Description
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         99 Press Release dated April 23, 2003 announcing the Registrant's results for the first quarter of 2003.

Item 9.  Regulation FD Disclosure (Item 12, Results of Operations and
         Financial Condition)
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         The information in this Current Report on Form 8-K is being furnished pursuant to "Item 12 - results of Operations and Financial Condition" of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit 99 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST WASHINGTON FINANCIALCORP.
                                            (Registrant)


Dated:   April 23, 2003                    By: /s/ C. HERBERT SCHNEIDER
                                               ------------------------
                                           C. HERBERT SCHNEIDER
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.

99                Press Release dated April 23, 2003 announcing the      4
                  Registrant's results for the first quarter of 2003.